                                                                  EXHIBIT (a)(2)


                             LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK

                                      OF
                      SHARED TECHNOLOGIES FAIRCHILD INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 26, 1997

                                      BY

                          MOONLIGHT ACQUISITION CORP.
                         A WHOLLY OWNED SUBSIDIARY OF
                        INTERMEDIA COMMUNICATIONS INC.

      THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, DECEMBER 26, 1997,
                        UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY

        By Mail:                 By Facsimile           By Hand or Overnight
                               Transmission (For              Courier:
                             Eligible Institutions
                                    Only):


       2 Broadway
   New York, NY 10004                                        2 Broadway

  Attn: Reorganization                                   New York, NY 10004
          Dept.                 (212) 509-5150          Attn: Reorganization
                                                                Dept.

                              Confirm Receipt of
                        Notice of Guaranteed Delivery:

                            (212) 509-4000 ext. 535

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN THE NUMBER LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by holders (the "Stockholders") of Shares (as defined below) of Shared Technologies Fairchild Inc. if certificates evidencing Shares ("Certificates") are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by Continental Stock Transfer & Trust Company (the "Depository") with The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

  Stockholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

 NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
  HOLDER(S)
 (PLEASE FILL
 IN IF BLANK,
  EXACTLY AS
   NAME(S)
 APPEAR(S) ON
     THE                                 SHARES TENDERED(2)
CERTIFICATE(S)                  (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------
                                              NUMBER OF
                                               SHARES          NUMBER
                             CERTIFICATE   REPRESENTED BY    OF SHARES
                             NUMBER(S)(1) CERTIFICATE(S)(1) TENDERED(2)
                                                -----------------------
                                                -----------------------
                                                -----------------------
                                                -----------------------
                                                -----------------------
                                                -----------------------
                                                -----------------------
                             TOTAL SHARES
                               TENDERED

--------------------------------------------------------------------------------
 (1) Need not be completed by holders of Shares delivering Shares by Book-
     Entry Transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to Moonlight Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Intermedia Communications Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, $.004 par value (the "Shares"), of Shared Technologies Fairchild Inc., a Delaware corporation (the "Company"), for $15.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 26, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments thereto, constitute the "Offer"). The undersigned understands that (i) the Purchaser has only offered to purchase up to 4,000,000 shares and if more than 4,000,000 Shares are validly tendered and not withdrawn prior to the Expiration Date, the Shares so tendered shall, upon the terms and subject to the conditions of the Offer, be accepted for payment on a pro rata basis (adjusted to avoid acceptance for payment of fractional Shares) in accordance with Rule 14d-8 under the Securities Exchange Act of 1934, as amended; (ii) because of the difficulty of determining the precise number of Shares validly tendered, the Purchaser does not expect to be able to announce the final proration factor or to pay for any Shares until at least 5 business days after the Expiration Date, however, the Purchaser will announce the preliminary proration factor as soon as practicable after the Expiration Date; and (iii) the Purchaser will not pay for any Shares accepted for payment pursuant to the Offer until the final proration factor is known.

  The undersigned recognizes that the Offer is not being made for the Company's outstanding shares of Series D Preferred Stock, $.01 par value (the "Series D Preferred Stock"), and that holders of the Series D Preferred Stock who wish to participate in the Offer must exercise their rights to convert such shares of Series D Stock and tender the Shares issued upon such exercise prior to expiration of the Offer.

  The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to Parent or one or more of Parent's subsidiaries, the right to purchase Shares tendered pursuant to the Offer; provided, however, that no such transfer or assignment will release Purchaser from its obligations under the Offer or prejudice the rights of tendering Stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Purchaser (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his or her sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered herewith. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper including, without limitation, in respect of any annual or special meeting of the Stockholders, or any adjournment or postponement thereof, or in connection with any action by written consent in lieu of such meeting or otherwise (including any such meeting or action by written consent to approve the Merger (as defined in the Offer to Purchase)). Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees are able to exercise full voting rights with respect to such Shares (and any Distributions).

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after November 20, 1997, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price of the Shares tendered hereby, or deduct from the purchase price the amount or value of any such Distribution, as determined by Purchaser in its sole discretion.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 5, 6 AND 7)              (SEE INSTRUCTIONS 5, 6 AND 7)


  To be completed ONLY if Certif-            To be completed ONLY if Certif-
 icates for Shares not tendered             icates for Shares not tendered
 or not accepted for payment                or not accepted for payment
 and/or the check for the pur-              and/or the check for the pur-
 chase price of Shares accepted             chase price of Shares accepted
 for payment are to be issued in            for payment are to be sent to
 the name of someone other than             someone other than the under-
 the undersigned, or if Shares              signed, or to the undersigned at
 delivered by book-entry transfer           an address other than that
 that are not accepted for pay-             above.
 ment are to be returned by
 credit to an account maintained
 at the Book-Entry Transfer Fa-
 cility other than the account
 indicated above.

                                            Mail: (check appropriate
                                            box(es))
                                                 [_] Check to:
                                                 [_] Certificate(s) to:

                                            Name_____________________________
 Issue:  [_] Check  [_] Certificate(s)           (PLEASE TYPE OR PRINT)
 to:                                        Address _________________________

                                            _________________________________
 Name ____________________________                 (INCLUDE ZIP CODE)
      (PLEASE TYPE OR PRINT)                _________________________________
 Address _________________________            (TAX IDENTIFICATION OR SOCIAL
 _________________________________                  SECURITY NUMBER)
        (INCLUDE ZIP CODE)                      (SEE SUBSTITUTE FORM W-9)
 _________________________________
   (TAX IDENTIFICATION OR SOCIAL
         SECURITY NUMBER)
     (SEE SUBSTITUTE FORM W-9)
 [_Credit]unpurchased Shares
   delivered by book-entry
   transfer to The Depository
   Trust Company.


 _________________________________
         (ACCOUNT NUMBER)

                 STOCKHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                              FORM W-9 ON REVERSE
 _____________________________________________________________
 _____________________________________________________________
               (SIGNATURE(S) OF STOCKHOLDER(S))
 Dated: _______________________________________________ , 1997

 (Must be signed by registered holder(s) as name(s) appear(s) on the Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)


 Name(s)______________________________________________________

 _____________________________________________________________
                     (PLEASE TYPE OR PRINT)

 Capacity (Full Title)________________________________________
                       (SEE INSTRUCTION 5)

 Address______________________________________________________

 _____________________________________________________________
                       (INCLUDE ZIP CODE)

 Area Codes and Telephone Numbers: ___________________________
                             (HOME)

                             ---------------------------------
                           (BUSINESS)

 Tax Identification or
 Social Security No. _________________________________________
                  Also Complete Substitute Form W-9 on Reverse

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)


 Authorized Signature_________________________________________

 Name_________________________________________________________
 _____________________________________________________________
                     (PLEASE TYPE OR PRINT)

 Name of Firm_________________________________________________

 Address______________________________________________________

 _____________________________________________________________
                       (INCLUDE ZIP CODE)

 Area Code and Telephone Number ______________________________

 Dated: _______________________________________________ , 1997

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Association's Medallion Program, or by any other bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered hereby are tendered (i) by the registered holder (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of such Shares who has completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" hereby or (ii) for the account of an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

  2. REQUIREMENT OF TENDER. This Letter of Transmittal is to be completed by Stockholders if Certificates evidencing Shares are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Stockholder to validly tender Shares pursuant to the Offer, (i) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees or an Agent's message (as defined in the Offer to Purchase) in connection with a book-entry delivery of Shares and any other documents required by this Letter of Transmittal must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and (a) Certificates for tendered Shares must be received by the Depositary at such address prior to the Expiration Date or (b) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (ii) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

  Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:
(i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, in either case, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS. If fewer than all of the Shares represented by any Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, if Purchaser accepts the tendered Shares for payment, a new Certificate for the remainder of the Shares that were evidenced by the old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority to so act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

  6. TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by Book-Entry Transfer Facility, such Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers listed below. Additional copies of this Letter of Transmittal, the Offer to Purchase and the Notice of Guaranteed Delivery and other related materials may be obtained at Purchaser's expense from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser, in whole or in part, at any time or from time to time, in Purchaser's sole discretion subject to the conditions described in the Offer to Purchase.

  10. BACKUP WITHHOLDING TAX. Each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Stockholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The tendering Stockholder should indicate in the box in Part III of the Substitute Form W-9 if the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Stockholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

  11. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Company's transfer agent, Continental Stock Transfer & Trust Company. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed. Lost or destroyed Certificates must be replaced prior to the Expiration Date to validly tender such shares pursuant to the Offer.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) OR AN AGENT'S MESSAGE IN CONNECTION WITH A BOOK-ENTRY DELIVERY OF SHARES (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is his or her social security number. If such Stockholder is a resident alien and does not have and is not eligible to get a social security number, the TIN is his or her IRS individual taxpayer identification number. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Stockholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

  Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Stockholder must provide the Depositary with his or her correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and that (1) such Stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

           PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

-------------------------------------------------------------------------------


                      PART 1--PLEASE PROVIDE YOUR TIN     -------------------
 SUBSTITUTE           IN THE BOX AT RIGHT AND CERTIFY       Social Security
 FORM W-9             BY SIGNING AND DATING BELOW.               Number


 DEPARTMENT OF                                            -------------------
 THE TREASURY                                                   Employer
 INTERNAL                                                Identification Number
 REVENUE SERVICE     ----------------------------------------------------------
                      PART 2--CERTIFICATION--Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")                                                         PART
                                                                        III

                      Certification Instructions--You must cross     Awaiting
                      out item (2) in Part 2 above if you have been     TIN
                      notified by the IRS that you are subject to       [_]
                      backup withholding because of underreporting
                      interest or dividends on your tax return.
                      However, if after being notified by the IRS
                      that you were subject to backup withholding
                      you received another notification from the
                      IRS stating that you are no longer subject to
                      backup withholding, do not cross out item
                      (2).
                     ----------------------------------------------------------

                      Signature: ____________________   Date: _, 1997
                      Name (Please Print): __________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
    PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number, 31% of all reportable payments made to me will be withheld until I provide a number.

Signature ________________________________            ___________________, 199

                                                                Date
Name (Please Print): _____________________

                    The Information Agent for the Offer is:

                                   GEORGESON
                                & COMPANY INC.
                                --------------
                               Wall Street Plaza
                              New York, NY 10005
               Bankers and Brokers call collect: (212) 440-9800

                        CALL TOLL FREE: (800) 223-2064

                     The Dealer Manager for the Offer is:
                           BEAR, STEARNS & CO. INC.
                                245 Park Avenue
                              New York, NY 10167

                         CALL TOLL-FREE (888) 517-7578
November 26, 1997